EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between such trusts and The Bank of New York Mellon.

June 24, 2021

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco BuyBack AchieversTM ETF

3.	Invesco Dividend AchieversTM ETF

4.	Invesco Dow Jones Industrial Average Dividend ETF

5.	Invesco DWA Momentum ETF

6.	Invesco DWA Basic Materials Momentum ETF

7.	Invesco Dynamic Biotechnology & Genome ETF

8.	Invesco Dynamic Building & Construction ETF

9.	Invesco DWA Consumer Cyclicals Momentum ETF

10.	Invesco DWA Consumer Staples Momentum ETF

11.	Invesco Dynamic Energy Exploration & Production ETF

12.	Invesco DWA Energy Momentum ETF

13.	Invesco DWA Financial Momentum ETF

14.	Invesco Dynamic Food & Beverage ETF

15.	Invesco DWA Healthcare Momentum ETF

16.	Invesco DWA Industrials Momentum ETF

17.	Invesco Dynamic Large Cap Growth ETF

18.	Invesco S&P 100 Equal Weight ETF

19.	Invesco Dynamic Large Cap Value ETF

20.	Invesco Dynamic Leisure and Entertainment ETF

21.	Invesco Dynamic Market ETF

22.	Invesco Dynamic Media ETF

23.	Invesco S&P Midcap Momentum ETF

24.	Invesco S&P Midcap Quality ETF

25.	Invesco S&P Midcap Value with Momentum ETF

26.	Invesco Dynamic Networking ETF

27.	Invesco Dynamic Oil & Gas Services ETF

28.	Invesco Dynamic Pharmaceuticals ETF

29.	Invesco Dynamic Semiconductors ETF

30.	Invesco S&P SmallCap Momentum ETF

31.	Invesco S&P SmallCap Value with Momentum ETF

32.	Invesco Dynamic Software ETF

33.	Invesco DWA Technology Momentum ETF

34.	Invesco DWA Utilities Momentum ETF

35.	Invesco Financial Preferred ETF

36.	Invesco FTSE RAFI US 1000 ETF

37.	Invesco FTSE RAFI US 1500 Small-Mid ETF

38.	Invesco S&P 500 GARP ETF

39.	Invesco S&P 500 Value with Momentum ETF

40.	Invesco Global Listed Private Equity ETF

41.	Invesco Golden Dragon China ETF

42.	Invesco High Yield Equity Dividend Achievers ETF

43.	Invesco International Dividend Achievers ETF

44.	Invesco Zacks Mid-Cap ETF

45.	Invesco Zacks Multi-Asset Income ETF

46.	Invesco MSCI Sustainable Future ETF

47.	Invesco NASDAQ Internet ETF

48.	Invesco Raymond James SB-1 Equity ETF

49.	Invesco S&P MidCap 400® Equal Weight ETF

50.	Invesco S&P MidCap 400® Pure Growth ETF

51.	Invesco S&P MidCap 400® Pure Value ETF

52.	Invesco S&P 500® BuyWrite ETF

53.	Invesco S&P 500® Equal Weight Communication Services ETF

54.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

55.	Invesco S& P 500® Equal Weight Consumer Staples ETF

56.	Invesco S&P 500® Equal Weight Energy ETF

57.	Invesco S&P 500® Equal Weight ETF

58.	Invesco S&P 500® Equal Weight Financials ETF

59.	Invesco S&P 500® Equal Weight Health Care ETF

60.	Invesco S&P 500® Equal Weight Industrials ETF

61.	Invesco S&P 500® Equal Weight Materials ETF

62.	Invesco S&P 500® Equal Weight Real Estate ETF

63.	Invesco S&P 500® Equal Weight Technology ETF

64.	Invesco S&P 500® Equal Weight Utilities ETF

65.	Invesco S&P 500® Pure Growth ETF

66.	Invesco S&P 500® Pure Value ETF

67.	Invesco S&P 500® Top 50 ETF

68.	Invesco S&P 500® Quality ETF

69.	Invesco S&P SmallCap 600® Equal Weight ETF

70.	Invesco S&P SmallCap 600® Pure Growth ETF

71.	Invesco S&P SmallCap 600® Pure Value ETF

72.	Invesco S&P Spin-Off ETF

73.	Invesco Water Resources ETF

74.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF

2.	Invesco California AMT-Free Municipal Bond ETF

3.	Invesco CEF Income Composite ETF

4.	Invesco China Technology ETF

5.	Invesco DWA Developed Markets Momentum ETF

6.	Invesco DWA Emerging Markets Momentum ETF

7.	Invesco DWA SmallCap Momentum ETF

8.	Invesco Emerging Markets Sovereign Debt ETF

9.	Invesco ESG NASDAQ 100 ETF

10.	Invesco ESG NASDAQ Next Gen 100 ETF

11.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

12.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

13.	Invesco FTSE RAFI Emerging Markets ETF

14.	Invesco FTSE International Low Beta Equal Weight ETF

15.	Invesco Fundamental High Yield® Corporate Bond ETF

16.	Invesco Fundamental Investment Grade Corporate Bond ETF

17.	Invesco Global Clean Energy ETF

18.	Invesco Global Short Term High Yield Bond ETF

19.	Invesco Global Water ETF

20.	Invesco International BuyBack AchieversTM ETF

21.	Invesco International Corporate Bond ETF

22.	Invesco KBW Bank ETF

23.	Invesco KBW High Dividend Yield Financial ETF

24.	Invesco KBW Premium Yield Equity REIT ETF

25.	Invesco KBW Property & Casualty Insurance ETF

26.	Invesco KBW Regional Banking ETF

27.	Invesco MSCI Global Timber ETF

28.	Invesco MSCI Green Building ETF

29.	Invesco NASDAQ 100 ETF

30.	Invesco Nasdaq Biotechnology ETF

31.	Invesco NASDAQ Next Gen 100 ETF

32.	Invesco National AMT-Free Municipal Bond ETF

33.	Invesco New York AMT-Free Municipal Bond ETF

34.	Invesco PHLX Semiconductor ETF

35.	Invesco Preferred ETF

36.	Invesco PureBeta FTSE Developed ex-North America ETF

37.	Invesco PureBeta FTSE Emerging Markets ETF

38.	Invesco PureBeta MSCI USA ETF

39.	Invesco PureBeta MSCI USA Small Cap ETF

40.	Invesco PureBeta US Aggregate Bond ETF

41.	Invesco PureBeta 0-5 Yr US TIPS ETF

42.	Invesco Russell 1000 Enhanced Equal Weight ETF

43.	Invesco Russell 1000 Equal Weight ETF

44.	Invesco Russell 1000 Low Beta Equal Weight ETF

45.	Invesco Solar ETF

46.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

47.	Invesco S&P 500® High Beta ETF

48.	Invesco S&P 500® High Dividend Low Volatility ETF

49.	Invesco S&P 500® Low Volatility ETF

50.	Invesco S&P 500 Minimum Variance ETF

51.	Invesco S&P 500 Momentum ETF

52.	Invesco S&P 500 Enhanced Value ETF

53.	Invesco S&P 500 QVM Multi-factor ETF

54.	Invesco S&P 500 Revenue ETF

55.	Invesco S&P Emerging Markets Momentum ETF

56.	Invesco S&P Emerging Markets Low Volatility ETF

57.	Invesco S&P Global Water Index ETF

58.	Invesco S&P International Developed High Dividend Low Volatility ETF

59.	Invesco S&P International Developed Momentum ETF

60.	Invesco S&P International Developed Low Volatility ETF

61.	Invesco S&P International Developed Quality ETF

62.	Invesco S&P MidCap 400 QVM Multi-factor ETF

63.	Invesco S&P MidCap 400 Revenue ETF

64.	Invesco S&P MidCap Low Volatility ETF

65.	Invesco S&P SmallCap 600 QVM Multi-factor ETF

66.	Invesco S&P SmallCap 600 Revenue ETF

67.	Invesco S&P SmallCap Consumer Discretionary ETF

68.	Invesco S&P SmallCap Consumer Staples ETF

69.	Invesco S&P SmallCap Energy ETF

70.	Invesco S&P SmallCap Financials ETF

71.	Invesco S&P SmallCap Health Care ETF

72.	Invesco S&P SmallCap High Dividend Low Volatility ETF

73.	Invesco S&P SmallCap Industrials ETF

74.	Invesco S&P SmallCap Information Technology ETF

75.	Invesco S&P SmallCap Low Volatility ETF

76.	Invesco S&P SmallCap Materials ETF

77.	Invesco S&P SmallCap Quality ETF

78.	Invesco S&P SmallCap Utilities & Communication Services ETF

79.	Invesco Senior Loan ETF

80.	Invesco Taxable Municipal Bond ETF

81.	Invesco Treasury Collateral ETF

82.	Invesco S&P Ultra Dividend Revenue ETF

83.	Invesco Variable Rate Preferred ETF

84.	Invesco VRDO Tax-Free ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund

2.	Invesco Balanced Multi-Asset Allocation ETF

3.	Invesco Conservative Multi-Asset Allocation ETF

4.	Invesco Corporate Bond Factor ETF

5.	Invesco Focused Discovery Growth ETF

6.	Invesco Growth Multi-Asset Allocation ETF

7.	Invesco High Yield Bond Factor ETF

8.	Invesco Intermediate Bond Factor ETF

9.	Invesco Moderately Conservative Multi-Asset Allocation ETF

10.	Invesco Multi-Sector Bond Income Factor ETF

11.	Invesco Real Assets ESG ETF

12.	Invesco S&P 500® Downside Hedged ETF

13.	Invesco Select Growth ETF

14.	Invesco Short-Term Bond Factor ETF

15.	Invesco Total Return Bond ETF

16.	Invesco Ultra Short Duration ETF

17.	Invesco US Large Cap Core ESG ETF

18.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Base Metals Commodity Strategy No K-1 ETF

3.	Invesco Bloomberg Commodity Strategy ETF

4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2021 Corporate Bond ETF

2.	Invesco BulletShares 2021 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2022 Corporate Bond ETF

4.	Invesco BulletShares 2022 High Yield Corporate Bond ETF

5.	Invesco BulletShares 2023 Corporate Bond ETF

6.	Invesco BulletShares 2023 High Yield Corporate Bond ETF

7.	Invesco BulletShares 2024 Corporate Bond ETF

8.	Invesco BulletShares 2024 High Yield Corporate Bond ETF

9.	Invesco BulletShares 2025 Corporate Bond ETF

10.	Invesco BulletShares 2025 High Yield Corporate Bond ETF

11.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

12.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

13.	Invesco BulletShares 2026 Corporate Bond ETF

14.	Invesco BulletShares 2027 Corporate Bond ETF

15.	Invesco BulletShares 2028 Corporate Bond ETF

16.	Invesco BulletShares 2028 High Yield Corporate Bond ETF

17.	Invesco BulletShares 2029 Corporate Bond ETF

18.	Invesco BulletShares 2029 High Yield Corporate Bond ETF

19.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

20.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

21.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

22.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

23.	Invesco BulletShares 2025 USD Emerging Markets Debt ETF

24.	Invesco BulletShares 2021 Municipal Bond ETF

25.	Invesco BulletShares 2022 Municipal Bond ETF

26.	Invesco BulletShares 2023 Municipal Bond ETF

27.	Invesco BulletShares 2024 Municipal Bond ETF

28.	Invesco BulletShares 2025 Municipal Bond ETF

29.	Invesco BulletShares 2026 Municipal Bond ETF

30.	Invesco BulletShares 2027 Municipal Bond ETF

31.	Invesco BulletShares 2028 Municipal Bond ETF

32.	Invesco BulletShares 2029 Municipal Bond ETF

33.	Invesco BulletShares 2030 Corporate Bond ETF

34.	Invesco BulletShares 2030 Municipal Bond ETF

35.	Invesco BulletShares 2031 Corporate Bond ETF

36.	Invesco BulletShares 2031 Municipal Bond ETF

37.	Invesco Defensive Equity ETF

38.	Invesco International Developed Dynamic Multifactor ETF

39.	Invesco Investment Grade Defensive ETF

40.	Invesco Investment Grade Value ETF

41.	Invesco Racial and Gender Diversity ETF

42.	Invesco Russell 1000® Dynamic Multifactor ETF

43.	Invesco Russell 2000® Dynamic Multifactor ETF

44.	Invesco RAFITM Strategic US ETF

45.	Invesco RAFITM Strategic US Small Company ETF

46.	Invesco RAFITM Strategic Developed ex-US ETF

47.	Invesco RAFITM Strategic Emerging Markets ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Anna Paglia
(signature)		(signature)
	Gerard Connors		Anna Paglia
(name)		(name)
	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)		(signature)
	Anna Paglia		Anna Paglia
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)		(signature)
	Anna Paglia		Anna Paglia
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)